Digital Turbine Announces Definitive Purchase Agreement to Acquire AdColony
Highly Synergistic Acquisition Expected to Drive Increased Recurring Mobile Advertising Revenue Leveraging the Digital Turbine Platform and AdColony’s 1.5 Billion Monthly Users

Austin, TX – February 26, 2021 – Digital Turbine, Inc. (Nasdaq: APPS) announced today that it has entered into a definitive purchase agreement to acquire AdColony Holding AS (“AdColony”) from Otello Corporation ASA (“Otello”), a Norway company and sole shareholder of AdColony. AdColony is a leading mobile advertising platform servicing advertisers and publishers with a reach of more than 1.5 billion monthly global users. The Company’s proprietary video technologies and rich media formats are widely viewed as best-in-class technology delivering industry-leading third-party verified viewability rates for well-known global brands, such as Disney, Amazon and BMW.

The acquisition of AdColony is fully consistent with Digital Turbine’s expressed strategy to provide a comprehensive media and advertising solution for our operator and OEM partners while enriching the mobile experience for end users by delivering highly relevant content to their fingertips. The acquisition is subject to approval of the Otello shareholders and is expected to close in the Company’s fiscal fourth quarter.

Total estimated consideration for the AdColony acquisition is in the range of $350 million to $375 million, paid as follows: (1) $100 million in cash to be paid at closing, subject to purchase price adjustments, (2) $100 million in cash to be paid six months after closing, and (3) an estimated expected earn-out payment in the range of $150 million to $175 million, to be paid in cash, based on AdColony achieving certain future target net revenues, less associated cost of goods sold, over the twelve-month period ending on December 31, 2021. The Company intends to pay the purchase price with a combination of available cash on hand and borrowings under its existing senior credit facility along with future capital financing.

“We are extremely excited to announce the acquisition of AdColony today,” said Bill Stone, CEO of Digital Turbine. “We look forward to welcoming the AdColony team to the Digital Turbine family and believe that this strategic transaction will accelerate our growth and is a positive for our partners, advertisers, employees and shareholders. AdColony saw the secular tailwinds toward mobile, video and high-speed networks like 5G before most and has been able to capitalize on its vision. The ability for Digital Turbine to utilize AdColony’s unique mobile advertising solutions across our vast device distribution footprint will unlock significant new monetization opportunities for the combined company’s platform offerings. With the addition of AdColony, we will expand our collective experience, reach and suite of capabilities to benefit mobile advertisers and publishers around the globe. Performance-based spending trends by large, established brand advertisers present material upside opportunities for platforms with unique technology deployable across exclusive access to inventory.”

Digital Turbine Announces Definitive Purchase Agreement to Acquire AdColony
February 26, 2021

Mr. Stone concluded, “We look forward to providing more specific details regarding our forward financial projections for AdColony after the transaction has closed. Considering the current run-rate of recurring business at AdColony, along with expected realized synergies and the terms of consideration, we anticipate that the AdColony transaction will be substantially accretive to our expected profitability in the first full year following the transaction.”

“AdColony is excited to join the successful team at Digital Turbine,” said Lars Boilesen, CEO of Otello. “The underlying strategic rationale for the combination is very promising. We believe that Digital Turbine, with its extensive global relationships and distribution, will be uniquely positioned to benefit via the seamless integration of AdColony’s mobile video advertising expertise and global brand advertiser awareness. The combination will yield a highly-differentiated and more vertically-integrated solution for the mobile advertising industry. We look forward to joining Digital Turbine to help navigate this innovation.”

About Digital Turbine, Inc.

Digital Turbine simplifies content discovery and delivers relevant content directly to consumer devices. The Company’s on-demand media platform powers frictionless app and content discovery, user acquisition and engagement, operational efficiency and monetization opportunities. Digital Turbine’s technology platform has been adopted by more than 40 mobile operators and OEMs worldwide, and has delivered more than three billion app preloads for tens of thousands of advertising campaigns. The Company is headquartered in Austin, Texas, with global offices in Arlington, Durham, Mumbai, San Francisco, Singapore and Tel Aviv. For additional information visit www.digitalturbine.com.

Forward-Looking Statements

This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:

•a decline in general economic conditions nationally and internationally
•decreased market demand for our products and services
•market acceptance and brand awareness of our products
•risks associated with indebtedness

Digital Turbine Announces Definitive Purchase Agreement to Acquire AdColony
February 26, 2021

•the ability to comply with financial covenants in outstanding indebtedness
•the ability to protect our intellectual property rights
•risks associated with adoption of our platform among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying our platform)
•actual mobile device sales and sell-through where our platform is deployed is out of our control
•risks associated with our ability to manage the business amid the COVID-19 pandemic
•the impact of COVID-19 on our partners, digital advertising spend and consumer purchase behavior
•the impact of COVID-19 on our results of operations
•risks associated with new privacy laws, such as the European Union’s GDPR and similar laws which may require changes to our development and user interface for certain functionality of our mobile platform
•risks associated with the timing of our platform software pushes to the embedded bases of carrier and OEM partners
•risks associated with end user take rates of carrier and OEM software pushes which include our platform
•new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control
•risks associated with fluctuations in the number of our platform slots across US carrier partners
•required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement
•risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale
•customer adoption that either we or the market may expect
•the difficulty of extrapolating monthly demand to quarterly demand
•the challenges, given the Company’s comparatively small size, to expand the combined Company's global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as adjusted EBITDA)
•ability as a smaller company to manage international operations
•varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products
•changes in economic conditions and market demand
•rapid and complex changes occurring in the mobile marketplace
•pricing and other activities by competitors
•technology management risk as the Company needs to adapt to complex specifications of different carriers and the management of a complex technology platform given the Company's relatively limited resources
•risks and uncertainties associated with the completion and integration of the acquisition of AdColony, including the satisfaction of closing conditions
•the impact on our operations and stock price if the acquisition of AdColony is not completed

Digital Turbine Announces Definitive Purchase Agreement to Acquire AdColony
February 26, 2021

•risks and uncertainties associated with the integration of the acquisition of AdColony, including our ability to realize the anticipated benefits of the acquisition and the satisfaction of related earn-out provisions
•other risks including those described from time to time in Digital Turbine's filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.

You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contacts:
Brian Bartholomew
Digital Turbine
brian.bartholomew@digitalturbine.com

SOURCE Digital Turbine, Inc.